Exhibit 99.5

Please refer to the “Forward-Looking Statements” in the accompanying Current Report on Form 8-K.

$650 million Senior Notes due 2025 Investor Presentation March 2017

Cott's Diversified Business Platform

	Water and Coffee Services			Traditional
	DS Services (incl. Aquaterra)	Eden Springs	S&D Coffee	
Description	▪ Direct-to-consumer providers of HOD water and filtration services across the U.S. (DS Services), Europe (Eden Springs) and Canada (Aquaterra) ▪ Provides access and leadership position in the growing HOD water and filtration services industry		▪ Leading custom coffee roaster and services company in the U.S. that provides vertical integration benefits ▪ Improves overall growth profile by providing access to new customers, channels and growing categories ▪ Provides a leadership position within the growing "On-the-Go" coffee category	▪ Leading SSJ, CSD, and sparkling water / mixer manufacturer and distributor with a focus on private label and contract manufacturing ▪ Customers include leading grocers, drug stores, mass-merchandisers and global brand owners ▪ High cash flow generation through 4C's (strong customer relationships, low operating costs, rigorous capex management and strong free cash flow) ▪ Cash generation and extraction used for Water and Coffee Solutions growth and deleveraging
2016 Pro Forma Net Revenue	▪ $1,067mm	▪ $389mm[1][2]	▪ $558mm[2]	▪ $1,784mm
Footprint	▪ Largest or second-largest HOD water provider in 39 of 43 largest U.S. cities and market leader in Canada ▪ Leading European market player across 18 countries via the Eden Springs platform ▪ Strong platform for accretive tuck-ins across geographies in both North America and Europe at attractive multiples ▪ 37 plants and 15 water sources in the U.S. and Canada ▪ 27 water sources across 18 countries in Europe (~1/3 owned)		▪ Four production facilities: two dedicated coffee facilities, one tea facility and one extract and ingredient facility ▪ Production space: 625,000 ft.^{2} with the ability to add multiple roasters over the coming years as necessary ▪ Capable of producing 130-150 million pounds of coffee and 40-50 million pounds of tea annually ▪ Since 2010, S&D has invested over $50mm to expand and upgrade its production facilities	▪ Global manufacturing footprint with over 30 facilities in the U.S., Canada, UK and Mexico ▪ High service levels and low freight costs ▪ Fully integrated concentrate facility with strong R&D capabilities and vertical integration ▪ Customer relationships with over 500 leading retailers and global brand owners

(1) Eden Springs figures translated using EUR to USD FX rate of 1.102
(2) See appendix for reconciliation of Eden Springs and S&D Coffee reported to pro forma net revenue
Source: Company information

Cott has Successfully Built a "Better-for-You" Beverage Platform

Transformed the Business Through Strategic Acquisitions

Cott

	DS Services	AquaTerra	Eden	S&D Coffee & Tea
Acquisition Date	▪ December 2014	▪ January 2016	▪ August 2016	▪ August 2016
Business Overview	▪ Leading bottled water and coffee direct-to-consumer services provider to ~1.5mm customer locations through daily operation of >2,000 routes with well known brands such as *Sparkletts, Hinckley and Crystal Springs*	▪ Largest Canadian distributor of HOD water including well-known brands such as *Labrador Source* and *Canadian Springs* to ~70,000 customers and ~C$80 million in annual net revenue	▪ Europe's largest office water and office coffee services company with operations across 18 countries and ~800,000 customers	▪ One of the largest custom coffee roasters and distributor of coffee and tea-based beverage solutions to the foodservice industry
2016 PF Net Revenue	▪ $1,006mm	▪ $61mm(1)	▪ $389mm(2)(3)	▪ $558mm(3)
Geographic Focus	▪ United States	▪ Canada	▪ Primarily Europe	▪ United States
Strategic Rationale	▪ Market leader in the U.S. home and office water delivery category ▪ Improves Cott's growth profile and diversification ▪ Enhances margin profile and accretive to adjusted FCF ▪ Provides platform for accretive tuck-in acquisitions	▪ Leading player in the Canadian home and office water delivery category ▪ Provides Canadian platform for further tuck-in acquisitions similar to DS Services ▪ Attractive multiple due to significant synergies with DS Services	▪ Creates a international home and office water delivery platform with leading market shares across regions ▪ Further improves Cott's product and channel mix ▪ Substantial cost and revenue synergies with DS Services	▪ Provides scaled growing coffee & tea production and delivery platform ▪ Further improves Cott's product and channel mix ▪ Significant synergies with existing coffee business

The Creation of the "Better-for-You" Platform has been Accretive to Free Cash Flow

(1) Aquaterra figures translated using CAD to USD FX rate of 0.755
(2) Eden Springs figures translated using EUR to USD FX rate of 1.102
(3) See appendix for reconciliation of Eden Springs and S&D Coffee reported to pro forma net revenue
(4) Market share based on consumption volume
Source: Company information

Recent Acquisitions Provide Meaningful Cost Savings Opportunities

4

Cott

	DS SERVICES	Eden	S&D
Strategic Rationale	▪ Scales business and meaningfully enhances margin profile ▪ Diversifies product mix and improves growth ▪ Broadens channel mix ▪ Meaningful synergies and new revenue opportunities generated from new channel and new routes to market for Cott's existing products	▪ Improves product and channel mix, while reducing exposure to "Big Box" retail and input costs ▪ Creates an international HOD platform with leading market share across all regions, with significant consolidation opportunities ▪ Increases scale, margin and growth profile	▪ Provides scaled growing coffee and tea production and delivery platform ▪ Furthers Cott's platform diversification strategy across multiple products and channels ▪ Significant synergies with existing coffee business
Cost Synergies	▪ Expected to generate $25mm of synergies over 3 years ▪ $21mm of $25mm realized to-date ▪ Expected to achieve run-rate synergies by the end of FY2017	▪ Eden Springs and S&D Coffee acquisitions are expected to generate total cost synergies of $23mm(1) by 2020	



($ in millions)
$4
$12
$21
$23
2017
2018
2019
2020

(1) Eden Springs synergies converted from EUR to USD using 1.102
Source: Company information, Management estimates

Strengthened & Diversified Beverage Platform

Net Revenue

2014 Traditional Cott		2016 Pro Forma Cott	
CSD + Juices = 58%	Traditional Cott = 100%	CSD + Juices = 25%	Traditional Cott = 47%

Products


Other
23%
CSD
34%
Sparkling Water
19%
Juice/Juice Drinks
24%


Other
15%
CSD
15%
Juice/Juice Drinks
10%
Coffee & Tea
20%
Sparkling Water
10%
Water
6%
HOD Water
24%

Channels


Contract Packaging
11%
Other
2%
Branded Retail
14%
Private Label Retail
73%


Contract Packaging
5%
Other
5%
OCS
6%
Distribution
5%
Convenience Retailing
3%
Foodservice
7%
HOD Water
24%
Private Label Retail
35%
Branded Retail
10%

Better For You


Better For You
19%
Other
81%


Other
40%
Better For You
60%

Other product category includes concentrates, filtration services, energy and other. Sparkling water includes mixers
Better For You platform includes HOD Water, OCS, Coffee & Tea, Water and Sparkling Waters / Mixers
Source: Company information, Management estimates

Net RevenueReconciliationFor the Year EndedDecember 31, 2016Reported Net Revenue$3,235.9Pro Forma Adjustment–Eden Springs231.9Pro Forma Adjustment–S&D Coffee330.2Pro Forma Net Revenue$3,798.0Note: Eden Springs figures translated using EUR to USD FX rate of 1.102Source: Company information

DS Services Acquisition Pro Forma Leverage ($ in millions) 2014PF Net (loss) income attributed to Cott Corporation($14) Interest expense, net 111 Income tax expense (benefit)(37) Depreciation & amortization 224 Net income attributable to non-controlling interests 6 Accumulated dividends on preferred shares 16 EBITDA $306 Restructuring and asset impairments 4 Bond redemption and other financing costs 25 Tax reorganization and regulatory costs 1 Acquisition and integration costs, net 41 Sale transaction and IPO related costs, net(27) Unrealized commodity hedging loss, net 1 Unrealized foreign exchange (gain) loss, net(1) Realized loss on disposal of PP&E 6 Pro Forma Adjusted EBITDA $357 6.75% Senior Notes due 2020 625 10.00% Senior Secured Notes due 2021(1) 406 New Term Loan / Note 0 5.375% Senior Notes due 2022 525 ABL Facility 229 GE 8 Capital Leases and Other 5 Less Letter of Credit(2)(29) Total Debt $1,769 Preferred Shares 149 Less Cash(86) Net Debt $1,832 Net Leverage 5.1x (1) Includes fair value premium of $55.6 million (2) In connection with the DSS Acquisition, $29.4 million was required to cash collateralize certain DSS self-insurance programs. The $29.4 million was funded with borrowings against our ABL facility, and the cash collateral is included within prepaid and other current assets on our Consolidated Balance Sheet at January 3, 2015. Subsequent to January 3, 2015 letters of credit were issued and the cash collateral was returned to the Company, which was used to repay a portion of our outstanding ABL facility Source: Company information